Fees Summary	Feb. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 189,051,000
Previously Paid Amount	0
Total Fee Amount	26,107.95
Total Offset Amount	0
Net Fee	$ 26,107.95